Subsequent Events	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

8. SUBSEQUENT EVENTS

On May 6, 2021, the Company completed the Business Combination with Lightning Systems, Inc. and changed its name to Lightning eMotors, Inc. In conjunction with the Business Combination, and prior to the special meeting of stockholders to approve the Business Combination, the holders of 5,816,664 shares of the Company’s common stock sold in the Offering exercised their right to redeem those shares for cash at a price of $10.1019 per share, for an aggregate of approximately $58.8 million, which redemption occurred concurrent with the consummation of the Business Combination. The Company also completed the sale of 2,500,000 shares of Company common stock for $25,000,000 under the PIPE Subscription Agreement and the funding of $100,000,000 in convertible debt under the Convertible Note Subscription Agreements described in Note 1.